UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2015

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events

On December 17, 2015, the boards of directors of Axiall Corporation (the “Company”) and Lotte Chemical Corporation (“Lotte”) reached a final investment decision (the “Investment Decision”) to construct an ethane-based ethylene plant in Lake Charles, Louisiana.  The facility will be built by LACC, LLC, the joint venture owned by Eagle US 2 LLC, a wholly-owned subsidiary of the Company, and Lotte Chemical USA Corporation, a wholly-owned subsidiary of Lotte.  A description of the terms of the Company’s investment in the joint venture and the certain agreements related thereto have been filed with the Company’s Current Report on Form 8-K, filed with the SEC on June 23, 2015.

A copy of the press release announcing the Investment Decision is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press release, dated December 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Daniel S. Fishbein
	Name:	Daniel S. Fishbein
	Title:	Vice President & General Counsel

Date: December 17, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 17, 2015.